EXHIBIT 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

          Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer and Chief Financial Officer of CPI Corp., a Delaware corporation (the “Company”), do hereby certify that:

(1)

The Quarterly Report on Form 10-Q for the period ended July 24, 2004 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and the results of operations of the Company.

/s/ Jack Krings	/s/ Gary W. Douglass

Jack Krings	Gary W. Douglass
President, Acting Chief Executive Officer and Chief Operating Officer	Executive Vice President, Finance and Chief Financial Officer

Date: September 2, 2004